UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2008

VIRNETX HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33852 (Commission File Number)	77-0390628 (IRS Employer Identification No.)
5615 Scotts Valley Drive, Suite 110
Scotts Valley, CA 95066
(Address of principal executive offices and Zip Code)
(831) 438-8200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.	Other Events
On June 16, 2008, VirnetX Holding Corporation (the “Company”) issued a press release entitled “Court Denies Microsoft’s Motion to Dismiss”. The press release is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.
(d)

Exhibit No.	Description

99.1	Press Release of VirnetX Holding Corporation dated June 16, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2008	VIRNETX HOLDING CORPORATION
	By:	/s/ Kendall Larsen
		Name:	Kendall Larsen
		Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of VirnetX Holding Corporation dated June 16, 2008.